Exhibit 99.22

WEST FRASER TIMBER CO. LTD.

501 – 858 Beatty Street

Vancouver, British Columbia, V6B 1C1

P R O X Y

This proxy is solicited by the management of WEST FRASER TIMBER CO. LTD. (the “Company”) for the Annual General Meeting of its Shareholders (the “Meeting”) to be held on Tuesday, May 26, 2020.

The undersigned hereby appoints Hank Ketcham, Chairman of the Board, or failing him, Ray Ferris, President and Chief Executive Officer of the Company, or instead of either of the foregoing, (insert name)                     , as nominee of the undersigned, with full power of substitution, to attend and vote on behalf of the undersigned at the Meeting to be held at 501 – 858 Beatty Street, Vancouver, British Columbia, on Tuesday, May 26, 2020 at 11:30 a.m. local time, and at any adjournments thereof, and directs the nominee to vote or abstain from voting the shares in the Company of the undersigned in the manner indicated below:

1.	Election of Directors

The nominees proposed by management of the Company are:

	FOR	WITHHOLD
HANK KETCHAM	☐	☐
REID E. CARTER	☐	☐
RAYMOND FERRIS	☐	☐
JOHN N. FLOREN	☐	☐
BRIAN G. KENNING	☐	☐
JOHN K. KETCHAM	☐	☐
GERALD J. MILLER	☐	☐
ROBERT L. PHILLIPS	☐	☐
JANICE G. RENNIE	☐	☐
GILLIAN D. WINCKLER	☐	☐

OR

Vote FOR  ☐ the election of ALL nominees listed above (except those whose names the undersigned has deleted or stricken through, which deletion will indicate a withholding of vote)

WITHHOLD vote  ☐ in respect of ALL nominees listed above.

Management recommends that shareholders vote FOR the election of ALL the foregoing nominees.

2.	Auditor

Vote FOR  ☐ WITHHOLD vote  ☐ on the resolution to appoint PricewaterhouseCoopers LLP, Chartered Professional Accountants, as auditor of the Company for the ensuing year at the remuneration to be fixed by the board of directors of the Company.

3.	Advisory Resolution on the Company’s Approach to Executive Compensation (Say on Pay)

Vote FOR  ☐ AGAINST  ☐ the resolution to accept the Company’s approach to executive compensation, as more particularly described in the information circular for the Meeting.

4.	Ratification and Approval of the Company’s new Shareholder Rights Plan

Vote FOR  ☐ AGAINST  ☐ the resolution to approve the ratification of the Company’s shareholder rights plan, as more particularly described in the information circular for the Meeting.

THE UNDERSIGNED HEREBY REVOKES ANY PRIOR PROXY OR PROXIES.

DATED:             , 2020.

Signature of Shareholder

(Please print name here)

Please use the following field to advise the Company of any change of address:

A proxy will not be valid unless the completed, signed and dated form of proxy is delivered to the Proxy Department of AST Trust Company (Canada) by mail or by hand at The Oceanic Plaza, Suite 1600, 1066 West Hastings Street, Vancouver, British Columbia, V6E 3X1 no later than 11:30 a.m. (Vancouver time), on May 22, 2020, or, if the Meeting is adjourned, no later than 48 hours (excluding Saturdays, Sundays and holidays) before the adjourned Meeting at which the proxy is to be used.

Any one of the joint holders of a share in the capital of the Company may sign a form of proxy in respect of the share but, if more than one of them is present at the Meeting or represented by a proxyholder, the holder whose name appears first in the register of members in respect of the share, or that holder’s proxyholder or representative, will alone be entitled to vote in respect thereof. Where the form of proxy is signed by a corporation either its corporate seal must be affixed or the form should be signed by the corporation under the hand of an officer or attorney duly authorized in writing, which authorization must accompany the form of proxy.

A shareholder of the Company has the right to appoint a person, who need not be a shareholder, to attend and act for the shareholder and on the shareholder’s behalf at the Meeting other than either of the nominees designated in this form of proxy, and may do so by inserting the name of that other person in the blank space provided for that purpose in this form of proxy or by completing another suitable form of proxy.

The shares in the capital of the Company represented by the proxy will be voted or withheld from voting in accordance with the instructions of the shareholder on any ballot, and where a choice with respect to a matter to be acted on is specified the shares will be voted on a ballot in accordance with that specification. This proxy confers discretionary authority with respect to amendments or variations to the matters specified in the accompanying Notice of Meeting for which no instruction is given, and with respect to other matters that may properly come before the Meeting. In respect of a matter so identified or referred to for which no instruction is given, the person appointed by this proxy will vote shares represented thereby as determined in his or her discretion.